Exhibit 99.1

Tabula Rasa HealthCare Agrees to Sell its PrescribeWellness Business to

Transaction Data Systems

The Companies also Agree to a Strategic Multi-Year Partnership

MOORESTOWN, N.J., June 21, 2022 - Tabula Rasa HealthCare, Inc.® (TRHC) (NASDAQ: TRHC), a leading healthcare technology company advancing the safe use of medications, announced today that it has entered into a definitive agreement to sell its PrescribeWellness business, a provider of best-in-class patient relationship management solutions, to Transaction Data Systems (TDS).

TDS is a leading provider of pharmacy-focused, patient-centric solutions, supporting one of the largest installed bases of pharmacies in the industry with Rx30 and Computer-Rx systems in all 50 states and Puerto Rico. PrescribeWellness presents a highly complementary patient relationship management solution with a national footprint of more than 15,000 community and chain pharmacies.

TDS will add PrescribeWellness, to its industry-leading portfolio of clinical applications to support enhanced collaboration among pharmacists, providers, payers, and patients. Further, TDS’s plans to accelerate product innovation will create solutions to further optimize pharmacy workflows, support real-time clinical interventions and expand patient engagement opportunities to clients.

The companies also announced a strategic partnership to offer TRHC’s proprietary MedWise® Science, an accumulative, simultaneous, multi drug analysis tool that identifies medication related risk, into TDS’s pharmacy management systems upon the consummation of the transaction. This innovative technology-enabled medication optimization solution identifies the cause of medication-related problems, including adverse drug events, with the goal of improving patients’ health and well-being while reducing avoidable healthcare costs.

“Today’s announcement is a significant, strategic step forward in unlocking stockholder value, while extending the reach of our MedWise Science through TDS’s strong network," said TRHC Chairman and CEO, Calvin H. Knowlton, PhD. “We embarked on a robust search for the right organization to best serve our customers and employees and believe that we have found an excellent partner to advance the future of pharmacy by leveraging these technologies. We anticipate that this divestiture, coupled with our strategic partnership, will position TRHC for accelerated growth and increased stockholder value.”

“At TDS, we are dedicated to providing pharmacists with the tools to address their critical and expanding role in delivering high quality patient care. Adding PrescribeWellness to our existing suite of industry-leading PMS and patient-centric solutions will enable our pharmacist customers to engage with patients, ensure access to the right therapies, drive medication adherence, improve outcomes, boost patient loyalty and generate incremental pharmacy revenue,” said Jude Dieterman, CEO of Transaction Data Systems. “This acquisition, our ongoing collaboration with MedWise and TRHC, and our commitment to innovation will secure our pharmacy customers’ position as primary providers in the evolving nexus of clinical care.”

The transaction is anticipated to close, subject to customary closing conditions and the expiration or termination of regulatory periods, in the third quarter of 2022. Citigroup Global Markets, Inc. is acting as exclusive financial advisor to TRHC, and Morgan, Lewis & Bockius LLP is serving as legal advisor to TRHC. Keval Health is acting as financial advisor and Simpson Thatcher & Bartlett LLP is serving as legal advisor to Transaction Data Systems.

About Tabula Rasa HealthCare

Tabula Rasa HealthCare (TRHC) (NASDAQ: TRHC) provides medication safety solutions that empower healthcare professionals and consumers to optimize medication regimens, combatting medication overload and reducing adverse drug events – the fourth leading cause of death in the US. TRHC’s proprietary technology solutions, including MedWise®, improve patient outcomes, reduce hospitalizations, and lower healthcare costs. TRHC’s extensive clinical tele-pharmacy network improves care for patients nationwide. Its solutions are trusted by health plans and pharmacies to help drive value-based care. For more information, visit TRHC.com.

About Transaction Data Systems

For over 40 years, TDS has been dedicated to the success of the pharmacy market and pharmacy supply chain. With its portfolio of products and services including Rx30, Computer-Rx, KloudScript, Pharm Assess, and Enhanced Medication Services, TDS provides innovative technology solutions and pharmacy management systems to the pharmacy industry. We proudly support one of the largest installed bases of pharmacies in the industry with systems in all 50 states and the Virgin Islands. TDS is a leading provider of pharmacy-focused, patient-centric solutions. TDS is a private equity backed organization in which BlackRock Long Term Private Capital is the majority investor and GTCR retains a minority interest. For more information, please visit transactiondatasystems.com.

About BlackRock LTPC

BlackRock LTPC is an innovative private equity strategy focused on investing in high-quality businesses and value creation through active collaboration with management teams. The strategy’s flexible duration and prudent approach to leverage preserve optionality for growth and help enable compounded capital appreciation. LTPC’s team of 21 professionals are based in New York and London and invest across North America and Western Europe. LTPC is backed by BlackRock, Inc., which manages $330 billion in alternative investments and commitments on behalf of clients worldwide as of March 31, 2022. For additional information on BlackRock, please visit www.blackrock.com/corporate.

TRHC Media Contact Anthony Mirenda amirenda@trhc.com 908-380-2143 Transaction Data Systems Tycene Fritcher tfritcher@tdsclinical.com 813-786-1136	TRHC Investors Frank Sparacino fsparacino@trhc.com 866.648.2767 BlackRock Christopher Beattie Christopher.beattie@blackrock.com 646-231-8518

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give current expectations or forecasts of future events or the Company’s future financial or operating performance, and include the Company’s expectations regarding healthcare regulations, industry trends, available opportunities to the Company, the financial and operating performance of the Company, the impacts of the COVID-19 pandemic, and the Company’s expectations for 2022 and beyond. Such statements are identified by use of the words “believe,” “will,” “may,” “estimate,” “expect,” “intend,” “plans,” “predict,” “could,” or the negative of these terms or similar expressions. You should read these statements carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other “forward-looking” information. These statements relate to, without limitation, our future plans, objectives, expectations, intentions, the consummation of the PrescribeWellness sale and divestitures of certain businesses of TRHC and the timing and benefits thereof, and financial performance and the assumptions that underlie these statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, (i) the impacts of the current COVID-19 pandemic and other health epidemics; (ii) our ability to adapt to changes or trends within the market for healthcare in the U.S.; (iii) a significant increase in competition from a variety of companies in the healthcare industry; (iv) developments and changes in laws and regulations, including increased regulation of the healthcare industry through legislative action and revised rules and standards; (v) the extent to which we are successful in gaining new long-term relationships with clients or retaining existing clients; (vi) the growth and success of our clients, which is difficult to predict and is subject to factors outside of our control; (vii) our ability to maintain relationships with a specified drug wholesaler; (viii) increasing consolidation in the healthcare industry; (ix) managing our growth effectively; (x) fluctuations in operating results; (xi) our ability to manage our cash flows; (xii) failure or disruption of our information technology and security systems; (xiii) dependence on our senior management and key employees; (xiv) our future indebtedness and our ability to obtain additional financing, reduce expenses, or generate funds when necessary; (xv) macroeconomic conditions, including the impact of inflation, on our business and operations; (xvi) our ability to consummate the sale of PrescribeWellness and/or execute on our planned divestitures of our SinfoníaRx, and DoseMe businesses, the costs associated therewith, and risks related to diverting management’s attention from the Company’s ongoing business operations; (xviii) risks related to the volatility in our stock price, and (xvii) the risks  set forth from time to time in TRHC’s filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in TRHC’s most recent annual report on Annual Report on Form 10-K, filed with the SEC on February 25, 2022, and in subsequent reports filed with or furnished to the SEC. TRHC assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.